EXHIBIT 10.39

                TENTH AMENDED AND RESTATED JOINT FILING AGREEMENT
                          PURSUANT TO RULE 13d-1(k)(1)

This Tenth Amended and Restated Agreement is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

Dated:      January 11, 2008

                     [remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    Flag Luxury Riv, LLC

                                    By:   /s/ Paul Kanavos
                                          ------------------------------
                                    Name:  Paul Kanavos
                                    Title: President


                                    RH1, LLC

                                    By:   FX Luxury Realty, LLC
                                          ------------------------------
                                          Its sole member

                                        By: Flag Luxury Properties, LLC
                                            ---------------------------
                                            Its Managing Member

                                            By:  /s/ Paul Kanavos
                                                 ------------------------------
                                                 Name:  Paul Kanavos
                                                 Title: President


                                    FX Luxury Realty, LLC

                                       By: Flag Luxury Properties, LLC
                                           ------------------------------
                                           Its Managing Member

                                           By:  /s/ Paul Kanavos
                                                -------------------------
                                           Name:  Paul Kanavos
                                           Title: President


                                    FX Real Estate and Entertainment Inc.

                                    By:   /s/ Paul Kanavos
                                          ----------------------------
                                    Name: Paul Kanavos
                                    Title: President


                                    Flag Leisure Group, LLC

                                    By:   /s/ Paul Kanavos
                                          ------------------------------
                                    Name:  Paul Kanavos
                                    Title: President


[10th Amended and Restated Joint Filing Agreement]

                                    Flag Luxury Properties, LLC

                                    By:   /s/ Paul Kanavos
                                          ------------------------------
                                    Name:  Paul Kanavos
                                    Title: President


                                    Paul Kanavos

                                    /s/ Paul Kanavos
                                    ------------------------------------

                                    MJX Real Estate Ventures, LLC

                                    By:    /s/ Robert F.X. Sillerman
                                          ------------------------------
                                    Name:  Robert F.X. Sillerman
                                    Title: Member


                                    Robert F.X. Sillerman

                                    /s/ Robert F.X. Sillerman
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                    Brett Torino

                                    /s/  Brett Torino
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                    Barry A. Shier

                                    /s/  Barry A. Shier
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                    Thomas P. Benson

                                    /s/  Thomas P. Benson
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                    Mitchell J. Nelson

                                    /s/  Mitchell J. Nelson
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                    David M. Ledy

                                    /s/  David M. Ledy
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                    Harvey Silverman

                                    /s/  Harvey Silverman
                                    ------------------------------------


[10th Amended and Restated Joint Filing Agreement]

                                   Rivacq LLC

                                   By: SOF U.S. Hotel Co-Invest Holdings,
                                       L.L.C.
                                       -----------------------------------------

                                       By: SOF-VII U.S. Hotel Holdings, L.L.C.

                                          By:   /s/  Barry S. Sternlicht
                                              ----------------------------------
                                          Name:  Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                       By: I-1/I-2 U.S. Holdings, L.L.C.
                                           -------------------------------------

                                          By:   /s/  Barry S. Sternlicht
                                              ----------------------------------
                                          Name:  Barry S. Sternlicht
                                          Title: Chief Executive Officer


                                    SOF U.S. Hotel Co-Invest Holdings, L.L.C.

                                    By: SOF-VII U.S. Hotel Holdings, L.L.C.
                                        -------------------------------------

                                       By:   /s/  Barry S. Sternlicht
                                           ----------------------------------
                                       Name:  Barry S. Sternlicht
                                       Title: Chief Executive Officer

                                    By: I-1/I-2 U.S. Holdings, L.L.C.
                                        -------------------------------------

                                       By:   /s/  Barry S. Sternlicht
                                           ----------------------------------
                                       Name:  Barry S. Sternlicht
                                       Title: Chief Executive Officer


                                    SOF-VII U.S. Hotel Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    I-1/I-2 U.S. Holdings, L.L.C.

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer


[10th Amended and Restated Joint Filing Agreement]

                                    Starwood Global Opportunity Fund VII-A, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                   -----------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood Global Opportunity Fund VII-B, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                    Its General Partner

                                       By: Starwood Capital Group Global, L.L.C.
                                           -------------------------------------
                                       Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood U.S. Opportunity Fund VII-D, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                               By: /s/ Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


[10th Amended and Restated Joint Filing Agreement]

                                    Starwood U.S. Opportunity Fund VII-D-2, L.P.

                                    By: SOF-VII Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood Capital Hospitality Fund I-1,L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ----------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                               By: /s/  Barry S. Sternlicht
                                                  ------------------------------
                                               Name:  Barry S. Sternlicht
                                               Title: Chief Executive Officer


                                    Starwood Capital Hospitality Fund I-2, L.P.

                                    By: SCG Hotel Management, L.L.C.
                                        ----------------------------------------
                                        Its General Partner

                                        By: Starwood Capital Group Global,
                                            L.L.C.
                                            ------------------------------------
                                        Its General Manager

                                              By: /s/  Barry S. Sternlicht
                                                 -------------------------------
                                              Name:  Barry S. Sternlicht
                                              Title: Chief Executive Officer


[10th Amended and Restated Joint Filing Agreement]

                                    SOF-VII Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        ----------------------------------------
                                        Its General Manager

                                        By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                        Name:  Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    SCG Hotel Management, L.L.C.

                                    By: Starwood Capital Group Global, L.L.C.
                                        ----------------------------------------
                                        Its General Manager

                                        By: /s/  Barry S. Sternlicht
                                           -------------------------------------
                                        Name:  Barry S. Sternlicht
                                        Title: Chief Executive Officer


                                    Starwood Capital Group Global, LLC

                                    By:   /s/  Barry S. Sternlicht
                                        ----------------------------------------
                                    Name:  Barry S. Sternlicht
                                    Title: Chief Executive Officer


                                    Barry S. Sternlicht

                                    /s/  Barry S. Sternlicht
                                    ------------------------------------------


[10th Amended and Restated Joint Filing Agreement]